Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

Commitments

The Company’s commitments related to purchase of plant and machineries. Total commitments contracted for but not yet reflected in the unaudited interim condensed consolidated financial statements amounted to HK$ Nil and HK$3.3 million (approximately US$0.4 million) as of December 31, 2024 and June 30 2025, respectively.

Contingencies

In the ordinary course of business, the Company may be subject to certain legal proceedings, claims, and disputes that arise from the business operations. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity. As of June 30, 2025, the Company had no outstanding lawsuits nor claims.